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                                                                    Exhibit 10.6


                                    AGREEMENT

     AGREEMENT, dated as of May 11, 1999, between MATRIX VEHICLE TRACKING (PTY) LTD., a South African corporation ("Matrix"), and TECHNOR INTERNATIONAL, INC., a Nevada corporation ("Technor").

                              W I T N E S S E T H:

     WHEREAS, Matrix operates end-user applications based on the tracking technology licensed from Wasp International (Pty), Ltd. ("Wasp") and has significant unique experience in working with the technology;

     WHEREAS, Matrix has used the tracking technology in making over 15,000 installations in South Africa, and has gained considerable knowledge and experience in marketing and installing the tracking technology;

     WHEREAS, Technor is acquiring the tracking technology and related intellectual property rights; and Technor is marketing the tracking technology throughout the world;

     WHEREAS, Matrix has provided, and has agreed to continue to provide, Technor with certain technical advice and expertise in connection with the marketing, installation and practical implementation of the tracking technology on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and representations contained herein, the parties hereby agree as follows:

     SERVICES TO BE PERFORMED BY MATRIX.

     (a) Matrix will make available to Technor, its subsidiaries and their respective employees, agents and affiliates: (i) technical manuals;
     (ii) procedures and diagrams for installation and implementation of the technology; (iii) training materials; (iv) control room procedures and training; (iv) uplifting procedures and training; (v) marketing and promotional materials; (vi) competitive information and strategies;
     (vii) technology marketing strategies; (viii) product delivery, methods, innovations and packaging; and (ix) procedures and contacts with insurance companies. Documentation, procedures and processes referred to in this clause, will be only in reference to the Wasp technology.


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     (b) Matrix will allow Technor, its subsidiaries and their respective employees and agents and affiliates, upon reasonable prior notice, access to its site for reference and training purposes. Matrix will also allow Technor and its invited guests to visit and review the Matrix installations for marketing, training and verification purposes.

     (c) Upon request by Technor, Matrix will use its reasonable endeavors to assist Technor in promoting the CellPoint technology system outside of South Africa.

     (d) Upon request by Technor, Matrix will use its reasonable endeavors to assist Technor in establishing relationships, on behalf of Technor, with operators, potential joint venture partners, insurance companies and other potential users of the tracking technology and potential investors outside of South Africa. It is recorded that Technor should have no claim against Matrix if the "relationships" referred to do not occur.

     The services outlined herein, which Technor may call upon Matrix to perform from time to time, are to be paid for by Technor or its subsidiaries at Matrix's direct cost.

     Technor will assure that any third party receiving confidential information from Matrix will be bound by the same confidentiality agreement signed between Matrix and Technor.

     RELATIONSHIP WITH WASP. Technor acknowledges and agrees that Matrix played a role in the introduction of Technor and Wasp to each other.

     ISSUANCE OF TECHNOR SHARES.

     (a) In consideration of the foregoing, the receipt and sufficiency of which is hereby acknowledged by Technor, Technor agrees to issue to Matrix an aggregate of 250,000 shares (the "Shares") of Common Stock of Technor, which shares shall be deemed to be validly issued and fully-paid and non-assessable. The shares should be issued to Matrix, or its nominee if instructed within 14 days of the signature date, on or before June 15, 1999.

     (b) Matrix hereby acknowledges and agrees that (i) the issuance of the Shares shall satisfy all obligations which Technor may have incurred to Matrix in connection with the services (including, but without limitation, the services of Matrix in introducing Technor to Wasp) heretofore provided by Matrix, and that Technor shall have no other liabilities with respect thereto; and (ii) the Shares have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Securities Act"), or applicable state securities laws, and accordingly are regarded as "restricted securities" which may only be sold, pledged, encumbered, assigned or otherwise


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     transferred upon registration under the Securities Act and such applicable state securities laws or the availability of an exemption from such registration.

     (c) Matrix also further acknowledges and agrees that it is a condition precedent to the issuance of the Shares to Matrix that (i) the agreement between Technor and Wasp regarding sale of Wasp to Technor is signed, and
     (ii) the agreement between Wasp and Matrix regarding exclusive use of the technology in RSA is signed.

     GOVERNING LAW. This Agreement shall governed by and construed in accordance with the laws of the State of Nevada of the United States of America.

     DURATION OF AGREEMENT: This Agreement shall be valid for 3 years from the signing date.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                               MATRIX VEHICLE TRACKING (PTY) LTD.

                               By:  Stefan Joss, CEO
                                    ----------------


                               TECHNOR INTERNATIONAL, INC.

                               By:  Peter Henricsson, CEO
                                    ---------------------